UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 6, 2019 (June 5, 2019)

GSV CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sansome Street

Suite 730

San Francisco, CA 94104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GSVC	Nasdaq Capital Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2019, GSV Capital Corp. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.

1.	A proposal to re-elect three directors of the Company, two of which will serve for a term of three years and one of which will serve for a term of two years, or until their respective successors are duly elected and qualified. Each of Ronald M. Lott and Marc Mazur were elected at the Annual Meeting to serve as directors of the Company until the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified, and Leonard A. Potter was elected at the Annual Meeting to serve as a director of the Company until the Company’s 2021 annual meeting of stockholders and until his successor is duly elected and qualified. The following votes were taken in connection with this proposal:

Director	Votes For	Votes Withheld	Broker Non-Votes
Leonard A. Potter	4,090,556	1,799,276	10,589,989
Ronald M. Lott	3,861,547	2,028,285	10,589,989
Marc Mazur	4,975,108	914,724	10,589,989

2.	A proposal to approve the Company’s 2019 Equity Incentive Plan. This proposal was approved.

For	Against	Abstain
2,916,188	2,616,680	356,964

3.	A proposal to recommend, in a non-binding vote, the frequency of an advisory vote to approve the compensation of the Company’s named executive officers. An annual advisory vote was approved.

1 Year	2 Years	3 Years	Abstain
5,378,424	35,565	205,531	270,312

4.	A proposal to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as described in the proxy materials. This proposal was approved.

For	Against	Abstain
16,015,834	399,835	64,152

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2019	GSV CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Treasurer and Secretary